BARON

FUNDS®

BARON INVESTMENT FUNDS TRUST®

Supplement to the Prospectus and Statement of Additional Information

dated January 28, 2025

Effective October 1, 2025, Baron Global Advantage Fund’s name will change to Baron Global Opportunity Fund. Accordingly, effective October 1, 2025, all references to Baron Global Advantage Fund in the Prospectus and Statement of Additional Information of Baron Investment Funds Trust will be replaced with Baron Global Opportunity Fund.

Dated: August 14, 2025

STICKER-STATPROTRUST 8/14/2025